UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

The New Ireland Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT STOCKHOLDER INFORMATION

April 19, 2022

Dear Stockholder,

The Annual Meeting of Stockholders (the “Meeting”) of The New Ireland Fund, Inc. (the “Fund”), a Maryland corporation, will be held on Tuesday, June 14, 2022 at 2:00 p.m. Eastern time, to consider and vote on a nominee for the Board of Directors of the Fund (the “Board”),  as discussed in the enclosed proxy statement.  Your vote is extremely important because a hedge fund managed by Saba Capital Management, L.P. (“Saba”) has proposed an individual to serve on the Board, who is unanimously OPPOSED by the Board.  We urge you to spend some time reviewing the proposal in the accompanying proxy statement and to vote as recommended by the Board.

MAKE YOUR VOICE HEARD – PLEASE VOTE TODAY
VOTING IS EASY AND TAKES JUST A FEW MINUTES

The Board has unanimously approved David Dempsey as the nominee on behalf of the Fund (the “Board Nominee”) to serve as a Director of the Fund. The Board believes that Mr. Dempsey has the skills, qualifications and requisite experience in overseeing the Fund to act in the best interests of ALL stockholders.

Saba has taken a position in the Fund and announced its intention to solicit proxies to elect an individual (the “Hedge Fund Nominee”) to the Board at the meeting.

How should I vote?

The Board unanimously recommends that you vote “FOR” the election of the Board Nominee by voting the enclosed WHITE proxy card and returning it to us or by using the other voting options discussed in the proxy statement.

You have received the enclosed proxy statement because you were a stockholder of record of the Fund on April 14, 2022 (the “Record Date”).

Your vote is important. Attendance at the Meeting will be limited to stockholders of the Fund as of the close of business on the Record Date. You are entitled to receive notice of, and to vote at, the Meeting and any adjournment thereof, even if you no longer hold shares of the Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.

Due to the continued public health impact of COVID-19, and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Meeting will be held solely by audio teleconference. Any stockholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of Fund shares as of the Record Date, please e-mail our proxy solicitor, Di Costa Partners LLC, at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on June 10, 2022 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. Di Costa Partners LLC will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please e-mail Di Costa Partners LLC at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on June 10, 2022 to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to Di Costa Partners LLC at meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. Di Costa Partners LLC will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

The conference call dial-in number will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call Di Costa Partners LLC at the phone number provided below.

Even if you plan to attend the Meeting, we request that you vote your shares by signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or by voting via Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card.

How do I vote?

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your WHITE proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed WHITE proxy card, or by visiting the Internet website listed on the enclosed WHITE proxy card. You may also vote at the Meeting, though we request that you vote using one of the above methods even if you plan to attend the Meeting. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each WHITE proxy card you receive.

If we do not hear from you, our proxy solicitor, Di Costa Partners LLC, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting. If you have any questions about the proposal or how to vote, you may call Di Costa Partners LLC at (888) 231-1287 and a representative will assist you.

If you sign, date, and return the WHITE proxy card but give no voting instructions, your shares will be voted “FOR” the proposal above.

We look forward to your continued support.

Sincerely,

Derval Murray
Secretary

The New Ireland Fund, Inc.
c/o KBI Global Investors (North America) Limited
One Boston Place
201 Washington Street, 36th Floor
Boston, Massachusetts 02108
1-800-GO-TO-IRL (1-800-468-6475)

IMPORTANT INFORMATION FOR STOCKHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided a brief overview of the matter to be voted on.

Questions and Answers

Q:	Why am I receiving the proxy statement?

A:	The Fund is required to hold an annual meeting of stockholders for the election of Directors. The enclosed proxy statement describes the proposal to elect the Board Nominee as Director of the Fund.

Q:	How does the Board recommend that I vote?

A:	The Board unanimously recommends that you vote “FOR” the election of the Board Nominee.

In order to vote as recommended by the Board, please vote by promptly completing, signing, dating and returning the enclosed WHITE proxy card. Please do not return or vote any other color proxy card you may receive.

You may receive a different proxy statement (along with a GOLD proxy card) from Saba seeking to elect the Hedge Fund Nominee, who has no experience working with the Fund or its investment adviser.

Please discard the GOLD proxy card that you may receive from Saba. The Board strongly urges you not to sign or return the GOLD proxy card sent to you by Saba, even to withhold votes on the Hedge Fund Nominee, because doing so will cancel out any previously-submitted votes on the Fund’s WHITE proxy card. We are not responsible for the accuracy of any information provided by or related to Saba or the Hedge Fund Nominee contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Saba or any other statements that Saba or its representatives have made or may otherwise make.
Q:	Why does the Board recommend that I vote for the election of the Board Nominee selected by the Board?
A:

David Dempsey is the Board Nominee recommended by the Board. The Board has reviewed the qualifications and backgrounds of the Board Nominee and believes that the Board Nominee possesses the requisite experience in overseeing the Fund and is familiar with the Fund and its investment adviser. The Board Nominee, together with the other Directors on the Board, are focused on creating sustainable value for ALL stockholders. Under their leadership, the Fund has generated competitive performance on both an absolute and relative basis compared to the Fund’s reference benchmark. The Board seeks to ensure that the Fund operates in a responsible manner to protect and advance the interests of ALL stockholders, and not just a select few whose interests may be in direct contrast to the Fund’s long-term objectives. The Board has approved the Board Nominee and believes his election is in your best interest.

Q:	Will my vote make a difference?
A:
YES. Your vote is very important and can make a difference in the governance and management of the Fund, no matter how many shares you own. We encourage all stockholders to participate in the governance of the Fund.  Your vote can help ensure that the Board Nominee will be elected.

Q:	How do I vote?

A:
You can provide voting instructions by telephone, by calling the toll-free number on the WHITE proxy card, or by going to the Internet address provided on the WHITE proxy card and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your WHITE proxy card. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card by mail, you can vote your shares by signing and dating the WHITE proxy card and mailing it in the enclosed postage-paid envelope.

WHITE proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote, your proxy will be voted as you indicate. If you simply sign, date and return a WHITE proxy card, but don’t specify a vote, your shares will be voted “FOR” the election of the Board Nominee.

You may also attend the Meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Due to the continued public health impact of COVID-19, and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Meeting will be held solely by audio teleconference. Any stockholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of Fund shares as of the Record Date, please e-mail our proxy solicitor, Di Costa Partners LLC (“DCP”), at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on June 10, 2022 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. DCP will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please e-mail DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on June 10, 2022 to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to DCP at meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. DCP will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the WHITE proxy card and returning it in the accompanying postage-paid return envelope.

Q:	What should I do with the GOLD proxy card I receive?

A:
We urge you to vote the Fund’s WHITE proxy card. Please do NOT send back the GOLD proxy card you may receive from Saba, even to withhold votes on the Hedge Fund Nominee, as this will cancel your prior vote for the Board Nominee. Only your latest dated proxy will count at the Meeting. If you have already sent back the GOLD proxy card you received from Saba, you can still change your vote—by promptly completing, signing, dating and returning the enclosed WHITE proxy card, which will replace the GOLD proxy card you previously completed.

Q:           What other information should I know in deciding how to vote?

A:	We encourage you to read the entire proxy statement because it contains important information about the Board Nominee and other important information about the Fund, its management and its operations.

You may also receive a proxy statement from Saba, seeking your proxy to elect the Hedge Fund Nominee to serve as a director of the Fund. Saba, through its hedge funds, invests in closed-end funds and has an established history of pressuring boards and management to conduct one or more tender offers, open-end fund conversions or other liquidity events. The Board believes Saba does this to benefit its own hedge funds, and not to benefit the stockholders of the closed-end funds. The Board believes that Saba’s actions are harmful to long-term stockholders of the Fund.
Q:	Is the Fund paying for the cost of the proxy statement?

The costs associated with the proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement, also will be borne by the Fund.  See “Expenses of Proxy Solicitation” in the enclosed proxy statement.
Q:	Whom do I call if I have questions?
A:	If you need more information, or have any questions about voting, please call DCP, the Fund’s proxy solicitor, toll free at (888) 231-1287.

MAKE YOUR VOICE HEARD – PLEASE VOTE TODAY
VOTING IS EASY AND TAKES JUST A FEW MINUTES

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to vote your shares by signing and dating the enclosed WHITE proxy card and returning it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominee. If your shares of the Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

THE NEW IRELAND FUND, INC.
c/o KBI Global Investors (North America) Limited
One Boston Place
201 Washington Street, 36th Floor
Boston, Massachusetts 02108

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 14, 2022

To the Stockholders of The New Ireland Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The New Ireland Fund, Inc. (the “Fund”), a Maryland corporation, will be held on Tuesday, June 14, 2022 at 2:00 p.m. Eastern time., for the following purposes:

1.	To elect one (1) Director of the Fund (Proposal 1).

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

These items are discussed in greater detail in the attached Proxy Statement.

This Meeting is very important because a hedge fund managed by Saba has taken a position in the Fund and announced its intention to solicit proxies to elect an individual to the Board of Directors of the Fund (the “Board”). We urge you to spend some time reviewing the proposal in the accompanying proxy statement and to vote as recommended by the Board.

The Board has unanimously approved David Dempsey as the nominee on behalf of the Fund (the “Board Nominee”) to serve as a Director of the Fund. The Board believes the Board Nominee has the skills, qualifications, and requisite experience in overseeing investment companies to act in the best interests of ALL stockholders. The Board, including the independent Directors, unanimously recommends a vote “FOR” the Board Nominee.

Only stockholders of record at the close of business on Wednesday, April 14, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or at any adjournments thereof.

Due to the continued public health impact of COVID-19, and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Meeting will be held solely by audio teleconference. Any stockholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of Fund shares as of the Record Date, please e-mail our proxy solicitor, Di Costa Partners LLC (“DCP”), at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on June 10, 2022 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. DCP will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please e-mail DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on June 10, 2022 to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to DCP at meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. DCP will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

The conference call dial-in number will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call DCP at (888) 231-1287.

By order of the Board of Directors,

Derval Murray Secretary
Dated: April 19, 2022

Important Notice Regarding the Availability of Proxy Materials for the Meeting. The Notice of Annual Meeting of Stockholders, Proxy Statement and the Fund’s most recent annual report are posted on the Fund’s website at www.newirelandfund.com.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN MAILING IN YOUR WHITE PROXY CARD PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH BELOW.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Joint owners should each sign, exactly as your names are shown in the registration.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

THE NEW IRELAND FUND, INC.
c/o KBI Global Investors (North America) Limited
One Boston Place
201 Washington Street, 36th Floor
Boston, Massachusetts 02108

ANNUAL MEETING OF STOCKHOLDERS
June 14, 2022

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors of The New Ireland Fund, Inc. (the “Fund”) in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders (the “Meeting”) of the Fund to be held on Tuesday, June 14, 2022 at 2:00 p.m. Eastern time, and at any adjournments thereof. Due to the continued public health impact of COVID-19, and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Meeting will be held solely by audio teleconference.  Any stockholder wishing to participate in the Meeting telephonically can do so.

If you were a record holder of Fund shares as of the Record Date (as defined below), please e-mail the Fund’s proxy solicitor, Di Costa Partners LLC (“DCP”), at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on June 10, 2022 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. DCP will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please e-mail DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on June 10, 2022 to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to DCP at meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. DCP will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

The conference call dial-in number will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call DCP at the phone number provided below.

The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

This Meeting is very important because a hedge fund managed by Saba Capital Management, L.P. (“Saba”) has taken a position in the Fund and announced its intention to elect an individual it selected (“Hedge Fund Nominee”) to the Board of Directors. This action is unanimously OPPOSED by the Directors of the Fund.

Even if you plan to attend the Meeting, please sign, date and return the enclosed WHITE proxy card. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and at any and all adjournments, postponements or delays thereof. On any matter coming before the meeting as to which a stockholder has specified a choice on that stockholder’s proxy, the shares will be voted accordingly. If a WHITE proxy card is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” Proposal 1. Stockholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by submitting a written notice to the Secretary of the Fund, by delivering a duly executed proxy bearing a later date or by attendance at the Meeting and executing a superseding proxy.

PLEASE DO NOT SEND BACK THE GOLD PROXY CARD YOU MAY RECEIVE FROM SABA, EVEN TO WITHHOLD VOTES ON THE HEDGE FUND NOMINEE, AS THIS WILL CANCEL YOUR PRIOR VOTE FOR THE BOARD OF DIRECTORS’ NOMINEE (“BOARD NOMINEE”). ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

The close of business on April 14, 2022 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, the Fund had 3,626,980 shares of common stock outstanding and entitled to vote. At the Meeting, each share will be entitled to one vote, and fractional shares, if any, shall have proportionate voting rights. It is expected that the Notice of Annual Meeting, Proxy Statement, and form of proxy will be mailed to stockholders on or about April 21, 2022.

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, or personal contact conducted by DCP or officers or employees of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) DCP’s fees, (c) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s shares and (d) supplementary solicitations to submit proxies, will be borne by the Fund.

The Annual Report of the Fund, including audited financial statements for the fiscal year ended October 31, 2021, is available upon request, without charge, by writing to The New Ireland Fund, Inc., C/O KBI Global Investors (North America) Limited, One Boston Place, 201 Washington Street, 36th Floor, Boston, Massachusetts 02108, by accessing the Fund’s website at www.newirelandfund.com, by calling toll-free 1-800-468-6475, or by emailing investor.query@newirelandfund.com.

The date of this Proxy Statement is April 19, 2022.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to vote your shares by signing and dating the enclosed WHITE proxy card and returning it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed WHITE proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the nominee named in this proxy statement. If your shares of the Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

PROPOSAL 1: ELECTION OF DIRECTOR

At the Meeting, one Director will be elected. Pursuant to the Fund’s By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated: Class I, Class II, and Class III. Class I currently consists of Michael Pignataro and Eleanor Hoagland, Class II currently consists of David Dempsey, and Class III currently consists of Sean Hawkshaw. David Dempsey is being considered for election as a Class II Director at the Meeting. If elected, Mr. Dempsey will hold office for a term of three years and until his successor is elected and qualified. It is the intention of the persons named in the accompanying proxy to vote, on behalf of the stockholders, for the election of Mr. Dempsey.

The nominee has consented to being named in this Proxy Statement and to serve as a Director if elected. The Board of Directors has no reason to believe that the nominee will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such other persons as the Board of Directors may recommend.

The Board of Directors recommends a vote “FOR” the election of the Board Nominee. To vote for the Board Nominee, please vote by telephone or via the Internet, as described in the WHITE proxy card, or date and sign the enclosed WHITE proxy card and return it promptly in the enclosed postage-paid envelope. Please do not return or vote any other color proxy card you may receive.

The Board of Directors strongly believes that the current Directors who have consistently demonstrated their ability to deliver value to stockholders, will be best to look out for your long-term interests. The Board Nominee, together with other Directors on the Board of Directors, are focused on honoring their fiduciary obligations and creating sustainable value for all stockholders by seeking the Fund’s stated investment objective of long-term capital appreciation through investment primarily in equity securities of Irish companies. Under their leadership, the Fund has generated competitive performance on both an absolute and relative basis compared to Fund’s reference benchmark. The Board of Directors seeks to ensure that the Fund operates in a responsible manner to protect and advance the interests of all stockholders, and not just a select few whose interests may be in direct contrast to the Fund’s long-term objectives.

A hedge fund managed by Saba is seeking election of the Hedge Fund Nominee. In contrast to the current Directors, the Hedge Fund Nominee does not have the same experience with the Fund and its service providers or investment company governance and may seek to advance the short-term goals of the hedge fund that nominated him rather than the long-term goals of Fund stockholders. As a result, the Board of Directors has determined that its own nominee is best suited to serve as Director.

We urge you to vote FOR the Board Nominee selected by the Board of Directors by promptly completing, signing, dating and returning the enclosed WHITE proxy card.

The Directors and officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain organizations and publicly-held companies. For the purposes of the table below and this Proxy Statement, except as otherwise defined, the term “Independent Director” means those Directors who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)), of the Fund, and the term “Interested Director” means the Director who is an “interested person” of the Fund.

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT DIRECTORS:
David Dempsey, 72 c/o KBI Global Investors (North America) Ltd One Boston Place 201 Washington Street, 36th Floor Boston, Massachusetts 02108	Director & Chairperson of the Board of Directors	Director since 2007; Chairperson since 2019	Managing Director, Bentley Associates L.P. – Investment Bank (1992 to present); Director, Hong Kong Association of New York (2014 to 2018); Director, Society of Aviation and Flight Educators (2017 to 2020).	1

Eleanor Hoagland, 70 c/o KBI Global Investors (North America) Ltd One Boston Place 201 Washington Street, 36th Floor Boston, Massachusetts 02108	Director	Since 2018	Chief Compliance Officer and Senior Managing Director, Magni Global Asset Management, LLC (2012 to 2021); Principal, VCS Advisory, LLC (2011 to present); Independent Trustee, Alpine Funds (2012 to 2018).	1

Michael A. Pignataro, 62 c/o KBI Global Investors (North America) Ltd One Boston Place 201 Washington Street, 36th Floor Boston, Massachusetts 02108	Director	Since 2015	Trustee, INDEXIQ Trust, INDEXIQ ETF Trust and INDEXIQ Active ETF Trust (April 2015 to present).	1

INTERESTED DIRECTOR:
Sean Hawkshaw, 57 KBI Global Investors (North America) Ltd One Boston Place 201 Washington Street, 36th Floor Boston, Massachusetts, 02108	President and Director	President since 2011 Director from July 2011 to June 2012 & since March 2013	Chief Executive Officer & Director, KBI Global Investors (North America) Ltd (2002 to Present); Director, KBI Global Investors Limited (1994 to Present); Director, KBI/Lothbury Qualifying Investor Fund, PLC (2006 to present); Director, Irish Auditing and Accounting Supervisory Authority (2006 to 2015); Director, Irish Association of Investment Managers (2003 to Present).	1
_________________
[1]
Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified. Mr. Hawkshaw is deemed to be an “interested” director because of his affiliation with KBI Global Investors (North America) Ltd, the investment adviser to the Fund.

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director
OFFICERS[2]:
Sean Hawkshaw	President	Since 2011	See description above

Derval Murray, 50 c/o KBI Global Investors (North America) Limited One Boston Place 201 Washington Street, 36th Floor Boston, Massachusetts 02108	Treasurer & Secretary	Since 2020	Executive Director & Head of Compliance & Risk, KBI Global Investors Ltd (2008 to present); Director, KBI Fund Managers Ltd (2004 to present) Director, KBI Funds ICAV, (2004 to present)

Suzanne Hammer, 61 c/o KBI Global Investors (North America) Limited One Boston Place 201 Washington Street, 36th Floor Boston, Massachusetts 02108	Chief Compliance Officer	Since 2021	Director, Vigilant Compliance LLC, (2021 to present);
_____________________
[2]	Each officer of the Fund will hold office until a successor has been elected by the Board of Directors.

Equity Securities Beneficially Owned by the Directors and Executive Officers

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Family of Investment Companies beneficially owned by each Director or nominee or executive officer. The following key relates to the dollar ranges in the chart:

Key to Dollar Ranges

A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000
Name of Director	Dollar Range of Equity Securities Held in the Fund*+	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies*+

Independent Directors
David Dempsey	C	C
Eleanor Hoagland	C	C
Michael Pignataro	C	C

Interested Director and Executive Officers
Sean Hawkshaw	A	A
Derval Murray	A	--
______________________
*
This information has been furnished by each Director as of April 14, 2022. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

+	As of April 14, 2022, the Family of Investment Companies consisted of only the Fund.

As of April 14, 2022, none of the Independent Directors, nor any of his or her immediate family members owned beneficially or of record securities in the Fund’s investment adviser, KBI Global Investors (North America) Ltd (the “Investment Adviser”), or any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

Compensation

The following table sets forth certain information regarding the compensation of the Fund’s Directors and officers. The Fund currently pays each of its Directors, who is not a managing director, officer, or employee of the Investment Adviser or any affiliate thereof an annual fee of $27,500 plus $2,000 for each meeting of the Board of Directors attended in person or via telephone if the meeting is held telephonically due to circumstances outside the control of the Directors (e.g., a pandemic) and $1,000 for each meeting of the Board of Directors attended via telephone. The Directors also receive a fee of $2,000 for each meeting of any Committee of the Board of Directors attended in person or via telephone, as well as for any stockholder meeting attended in person not held on the same day as a meeting of the Board of Directors. In addition, each Independent Director may be compensated for incremental work, over and above attending a meeting, as a member of an ad hoc committee. The Fund pays the Chairperson of the Board of Directors an additional retainer of $26,500 annually, pays the Chairman of the Audit and Valuation Committee an additional retainer of $6,500 annually and pays the Chairman of the Governance and Nominating Committee an additional retainer of $4,000. In addition, each Director is reimbursed for travel and certain out-of-pocket expenses. Officers of the Fund who are employed by the Investment Adviser, receive reimbursement from the Fund for travel to and from Board of Director meetings. No Director received compensation from the Fund in excess of $120,000 for the fiscal year ended October 31, 2021.

Compensation Schedule for the
Fiscal Year Ended October 31, 2021

Name of Person and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From the Fund Paid to Directors

Independent Directors

David Dempsey Chairperson of the Board of Directors	$74,000	$0	N/A	$74,000

Eleanor Hoagland Director	$51,500	$0	N/A	$51,500

Michael Pignataro Director	$54,000	$0	N/A	$54,000

Interested Director
Sean Hawkshaw Director and President	$0	$0	N/A	$0

There were four regular meetings of the Board of Directors held during the fiscal year ended October 31, 2021. Each Director attended at least 75% of the aggregate total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which the Director served. Aggregate fees paid to the Board of Directors for the fiscal year ended October 31, 2021 were $179,500.

Additional Information about the Fund’s Board of Directors

Board Responsibilities

The Board of Directors has the overall responsibility for monitoring the operations of the Fund. The Board of Directors has approved contracts under which certain companies provide essential management services to the Fund. The Board of Directors is responsible for supervising the services provided by those companies.

Like most registered investment companies, the day-to-day business of the Fund, including the management of risk, is performed by third-party service providers, such as the Investment Adviser, Fund Services and the Fund’s transfer agent. The Directors are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks – that is, events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify those possible events or circumstances, to lessen the probability of their occurrence, and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business, and, consequently, for managing the risks associated with that business. The Board of Directors has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

As part of its oversight, the Board of Directors, acting at its scheduled meetings, or the Chairperson, acting between Board of Directors meetings, regularly interacts with and receives reports from service providers. Additionally, the Investment Adviser provides the Board of Directors with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. The Board of Directors continues its oversight function as various personnel, including the Fund’s Chief Compliance Officer and personnel of other service providers, such as the Fund’s independent registered public accounting firm, make periodic reports to the Audit and Valuation Committee of the Board of Directors or to the entire Board of Directors with respect to various aspects of risk management. The Board of Directors and the Audit and Valuation Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Fund’s Chief Compliance Officer reports regularly to the Board of Directors to review and discuss compliance issues. At least annually, the Fund’s Chief Compliance Officer provides the Board of Directors with a written report reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers. The report addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board of Directors receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Investment Adviser’s Pricing Committee reports to the Board of Directors concerning any investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit and Valuation Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board of Directors oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in its periodic reports with the Securities and Exchange Commission (“SEC”) are recorded, processed, summarized, and reported within the required time periods. The Board of Directors also oversees the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

From their review of these reports and their discussions with each service provider, the Chief Compliance Officer and the independent registered public accounting firm, the Board of Directors and the Audit and Valuation Committee learn about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board of Directors recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Investment Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board of Director’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members and Structure of the Board of Directors

There are currently four members of the Board of Directors, three of whom are Independent Directors. David Dempsey serves as Chairperson of the Board of Directors. The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Board of Directors consists of four members, three of which are Independent Directors, including the Chairperson, the fact that the Chairman of the Audit and Valuation Committee is an Independent Director and the amount of assets under management in the Fund. The Board of Directors also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.

Individual Director Qualifications

The Board of Directors has concluded that the Directors of the Fund should serve on the Board of Directors because of their ability to review and understand information about the Fund provided to them by management, identify and request other information they may deem relevant to the performance of their duties, question management and other service providers regarding material factors bearing on the management and administration of the Fund, and exercise their business judgment in a manner that serves the best interests of the Fund’s stockholders. In addition, the Board of Directors has concluded that each of the Directors should serve as a Director based on his or her own experience, qualifications, attributes and skills as described below.

Independent Directors

The Board of Directors has concluded that Mr. Dempsey should serve as a Director because of the financial and management experience he gained serving as a managing director of an international investment banking firm since 1991, his knowledge of the financial services and banking industries, and his experience serving as a Director of the Fund since 2007.

The Board of Directors has concluded that Ms. Hoagland should serve as a Director because of the management experience she has gained as Chief Compliance Officer and Senior Managing Director of Magni Global Asset Management, LLC, her many years of experience in the asset management business, and her experience serving as an Independent Trustee of a mutual fund complex from 2012 to 2018. Ms. Hoagland has served as a Director of the Fund since December 2018.

The Board of Directors has concluded that Mr. Pignataro should serve as a Director because of the financial and management experience he gained as a director at an asset management company from 2001 to 2013, his experience as the chief financial officer of a mutual fund complex from 1996 to 2012, his knowledge of the mutual fund operations and the mutual fund industry and his experience serving as a Director of the Fund since 2015.

Interested Director

The Board of Directors concluded that Mr. Hawkshaw should serve as a Director because of his experience as Chief Executive Officer of KBI Global Investors (North America) Ltd and his many years of experience in the asset management business. He has served as a Director of the Fund since March 5, 2013. Prior thereto, Mr. Hawkshaw served as a Director of the Fund from July 21, 2011 to June 5, 2012.

In its periodic assessment of the effectiveness of the Board of Directors, the Board of Directors considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board of Director’s overall composition so that the Board of Directors, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the operation of the Fund. Moreover, references to the qualifications, attributes and skills of individual Directors are pursuant to requirements of the SEC, do not constitute that the Board of Directors, or any Director, possesses any special expertise or experience, and shall not be deemed to impose any greater responsibility, or liability, on any such person or on the Board of Directors by reason thereof.

Committees of the Board of Directors

Audit and Valuation Committee/Audit and Valuation Committee Report

The role of the Audit and Valuation Committee is to assist the Board of Directors in its oversight of the Fund’s financial reporting process and to oversee the activities of the Investment Adviser’s Pricing Committee and perform the responsibilities assigned to the Audit and Valuation Committee in the Fund’s valuation policies and procedures. The Audit and Valuation Committee operates pursuant to a Charter that was most recently approved by the Board of Directors on December 14, 2021, and is available at the Fund’s website, www.newirelandfund.com. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm for the Fund is responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The Audit and Valuation Committee consists of Messrs. Pignataro, Dempsey and Ms. Hoagland, all of whom are “independent” Directors of the Fund, as defined in the listing standards of the New York Stock Exchange. The Board of Directors has determined that each of Mr. Pignataro and Ms. Hoagland is qualified to serve on the Fund’s Audit and Valuation Committee as a financial expert. The Audit and Valuation Committee is responsible for the engagement of the independent registered public accounting firm and reviewing with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. The Audit and Valuation Committee met twice during the fiscal year ended October 31, 2021.

In performing its oversight function, the Audit and Valuation Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit and Valuation Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”). The Audit and Valuation Committee has also received the written disclosures from the independent registered public accounting firm required by PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, as may be modified or supplemented, and has discussed with the independent registered public accounting firm its independence.

The members of the Audit and Valuation Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit and Valuation Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit and Valuation Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit and Valuation Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Fund’s auditors are in fact “independent”.

Based upon the reports and discussion described in this report, and subject to the limitations on the role and responsibilities of the Audit and Valuation Committee referred to above, and in the Charter, the Audit and Valuation Committee recommended that the audited financial statements be included in the Fund’s Annual Report for the year ended October 31, 2021.

Submitted by the Audit and Valuation Committee of the Fund’s Board of Directors

Michael Pignataro
David Dempsey
Eleanor Hoagland

Governance and Nominating Committee

The Fund’s Governance and Nominating Committee is currently composed of Ms. Hoagland and Messrs. Pignataro and Dempsey. All of the members of the Governance and Nominating Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange applicable to closed-end funds. The primary purposes and responsibilities of the Governance and Nominating Committee are (i) identifying, considering and recommending to the Board of Directors for nomination and re-nomination director candidates for election or appointment by the Board of Directors; (ii) monitoring and evaluating industry and legal developments affecting corporate governance and recommending from time to time appropriate policies and procedures for adoption by the Board of Directors; (iii) establishing any minimum standards or qualifications to serve as members of the Board of Directors; (iv) considering matters that affect the operations of the Board of Directors and/or its committees and, in connection therewith and as necessary, recommending any modifications to the Board of Directors; and (v)  reviewing and making recommendations to the Board of Directors regarding compensation of Board of Directors and committee members.

The Governance and Nominating Committee met twice during the Fund’s fiscal year ended October 31, 2021 and most recently on March 4, 2022 to consider the nomination of Mr. Dempsey.

If a vacancy on the Board of Directors were to exist, the Governance and Nominating Committee would consider recommendations for Independent Director candidates properly submitted by Fund stockholders. Stockholders should submit such recommendations for nomination in a signed writing addressed to the Secretary of the Fund. Any stockholder seeking to nominate a Director candidate (a “Proposed Nominee”) must provide timely notice of the nomination and include in the notice certain information regarding the Proposed Nominee, including, among other things: (i) information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), and (ii) whether the stockholder believes that the Proposed Nominee is, or is not, an “interested person” of the Fund, as defined in the 1940 Act.

The Board of Directors has adopted a written charter for the Governance and Nominating Committee which was approved on November 7, 2013 and most recently reviewed on March 8, 2022 and is available at the Fund’s website, www.newirelandfund.com. The Governance and Nominating Committee Charter describes the factors considered by the Governance and Nominating Committee in selecting nominees. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board of Directors members, and the extent to which the candidate would be a desirable addition to the Board of Directors and any committees thereof. The Governance and Nominating Committee will treat all equally qualified candidates in the same manner. The Governance and Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund’s circumstances, and as applicable legal or listing standards change.

Independent Registered Public Accounting Firm

At a meeting held on December 14, 2021, the Audit and Valuation Committee, which consists entirely of Independent Directors, selected Tait, Weller & Baker LLP (“Tait Weller”), 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania to serve as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2022. The selection of Tait Weller was subsequently ratified and approved by the entire Board of Directors. Tait Weller was also the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2021. Tait Weller has advised the Fund that, to the best of its knowledge and belief, as of the Record Date, no Tait Weller professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants. It is expected that representatives of Tait Weller will be present at the Meeting, and have the opportunity to make a statement, if the representatives so desire, and to answer any questions that may arise. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking stockholder ratification of the selection of Tait Weller as independent registered public accounting firm.

Set forth in the table below are fees billed to the Fund by Tait Weller for professional services rendered to the Fund for the fiscal years ended October 31, 2020 and October 31, 2021. There were no other fees billed to the Fund.

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees*	All Other Fees

10/31/20	$38,500	$—	$4,500	$—
10/31/21	$38,500	$—	$4,500	$—

*	Fees billed to the Fund in connection with tax consulting services, including the review of the Fund’s income tax returns.

The Fund’s Audit and Valuation Committee Charter requires that the Audit and Valuation Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm. All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended October 31, 2020 and October 31, 2021 were pre-approved by the Audit and Valuation Committee.

Tait Weller did not bill any non-audit fees for services rendered to the Investment Adviser, or any entity controlling, controlled by, or under the common control with the Investment Adviser that provides ongoing services to the Fund, for the fiscal years ended October 31, 2020 and October 31, 2021.

Stockholder Communications

Stockholders who wish to send communications to the Board of Directors should address them to the Board of Directors of the Fund, c/o KBI Global Investors (North America) Ltd, One Boston Place, 201 Washington Street, 36th Floor, Boston, MA 02108 or to investor.query@newirelandfund.com. All such communications will be directed to the Board of Director’s attention.

The Fund does not have a formal policy regarding attendance of Directors at the Annual Meeting of Stockholders; however, all of the Directors of the Fund attended the June 8, 2021 Annual Meeting of Stockholders.

Expenses of Proxy Solicitation

Your vote is being solicited by the Directors. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their reasonable expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has contracted with DCP to assist with solicitation of proxies. The Fund anticipates that the cost of retaining DCP will be up to approximately $100,000, plus reimbursement of reasonable out-of-pocket expenses (which amount is included in the estimate of total expenses below). DCP anticipates that approximately 15 of its employees or other persons will be involved in soliciting stockholders of the Fund.

The Fund expects that the solicitation will be primarily by mail, but also may include advertisement, telephone, telecopy, facsimile transmission, electronic, oral, or other means of communication, or by personal contacts. If the Fund does not receive your proxy by a certain time you may receive a telephone call from DCP asking you to vote.

Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the solicitation of proxies by the Fund (excluding the salaries and fees of officers and employees) will be between $100,000 and $125,000. To date, approximately $5,000 has been spent on the solicitation. These estimates include fees for attorneys, accountants, public relations or financial advisers, proxy solicitors, advertising, printing, transportation, litigation, and other costs incidental to the solicitation, but exclude costs normally expended for the election of Directors in the absence of a contest, and costs represented by salaries and wages of regular employees and officers.

Quorum and Required Vote

A quorum of the Fund’s stockholders is required to properly conduct the business of the Meeting. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the Meeting. In the event a quorum is not present at the Meeting, the Chairperson of the Meeting will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, to permit the further solicitation of proxies. Once a quorum is established, the stockholders present, either in person or by proxy, at the Meeting may continue to transact business until adjournment, notwithstanding the withdrawal from the Meeting of enough stockholders to leave fewer than would be required to establish a quorum. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

If your shares are owned directly in your name with the Fund’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered stockholder. Brokers or other custodians holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), if you do not give specific voting instructions to your broker, generally your broker will have discretion to vote your shares on routine matters but will not have discretion to vote your shares on non-routine matters. When the broker exercises its discretion to vote on routine matters in the absence of voting instructions from you, a “broker non-vote” occurs with respect to the non-routine matters since the broker will not have discretion to vote on such non-routine matters. However, because of the contested nature of the proposal, to the extent your broker provides you with the proxy materials of Saba, your broker may not vote your shares. We urge you to instruct your broker or other nominee to vote your shares for the WHITE proxy card so that your votes may be counted.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares for the WHITE proxy card so that your votes may be counted.

In the election of a Director of the Fund, a plurality of the votes cast by the Fund stockholders represented at a meeting at which a quorum is present is required to elect a Director candidate. A “plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as Directors. For this purpose, abstentions, broker non-votes and votes that are withheld will have no effect on the outcome of the election.

The Fund has opted into and is subject to the provisions of the Maryland Control Share Acquisition Act (the “MCSAA”). Generally, the MCSAA provides that a holder of “control shares” (as defined in the MCSAA) of a Maryland corporation (e.g., the Fund) acquired in a “control share acquisition” (as defined in the MCSAA) will not be entitled to vote its control shares unless the other stockholders of the corporation reinstate those voting rights at a meeting of stockholders by a vote of two-thirds of the votes entitled to be cast on the matter, excluding the “acquiring person” (i.e., the holder or group of holders acting in concert that acquires, or proposes to acquire, “control shares”) and any other holders of “interested shares” (as defined in the MCSAA).

Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors. The MCSAA does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, (b) to shares acquired under the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing the MCSAA, or (c) to acquisitions of shares approved or exempted by a provision contained in the charter or bylaws of the corporation and adopted at any time before the acquisition of the shares. Stockholders (together with any “associated persons” (as defined in the MCSAA)) that own less than ten percent of the shares entitled to vote in the election of directors are not affected by the restrictions on voting rights under the MCSAA.

Accordingly, any holder of the Fund’s outstanding shares that is deemed to hold “control shares” under the MCSAA will not be entitled to vote its control shares at the Meeting.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS  THAT YOU VOTE “FOR” THE BOARD NOMINEE FOR DIRECTOR USING THE WHITE PROXY CARD. PLEASE DISCARD AND DO NOT SEND BACK THE GOLD PROXY CARD YOU MAY RECEIVE FROM SABA, EVEN TO WITHHOLD VOTES ON THE HEDGE FUND NOMINEE, AS THIS WILL CANCEL YOUR PRIOR VOTE FOR THE NOMINEES RECOMMENDED BY THE BOARD OF DIRECTORS.

ADDITIONAL INFORMATION

Investment Adviser

As described above, KBI Global Investors (North America) Ltd, One Boston Place, 201 Washington St., 36th Floor, Boston, MA 02108, and headquartered at 2 Harbormaster Place, 3rd floor, IFSC, Dublin 1, Ireland currently serves as the Fund’s investment adviser.

Administrator

US Bancorp Fund Services LLC acts as the Fund’s administrator pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of US Bancorp Fund Services LLC is 615 E. Michigan Street Milwaukee, Wisconsin, 53202.

Voting Results

Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Annual Report for the year ending October 31, 2022.

Appraisal Rights

Under Maryland law, stockholders are not entitled to demand the fair value of their shares in connection with the proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL/RECORD OWNERS

To the knowledge of the Fund, as of the Record Date, (i) the Directors and officers of the Fund as a “group” (as defined in Section 13(d) of the 1934 Act owned less than 1% of the outstanding securities of the Fund, and (ii) other than the stockholders listed below, no person owned of record or owned beneficially more than 5% of the Fund’s outstanding shares. This information is based on the Fund’s review of filings made pursuant to Section 13 of the 1934 Act.

Stockholder Name and Address	Number of Shares Beneficially Owned	Percent of Shares
1607 Capital Partners LLC 13 S. 13th Street, Suite 400 Richmond VA 23219	471,916	13.0%

Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor, New York, NY 10174	345,152	9.48%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act, and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund’s Directors and officers, certain persons affiliated with the Investment Adviser, and persons who own more than 10% of a registered class of the Fund’s securities, file reports of ownership and changes of ownership with the SEC and, in some cases, the New York Stock Exchange. Directors, officers, and greater than 10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely upon the Fund’s review of the copies of such forms it received and written representations from certain of such persons, the Fund believes that during the Fund’s fiscal year ended October 31, 2021 these persons complied with all such applicable filing requirements.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of a Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

STOCKHOLDER PROPOSALS

A stockholder’s proposal intended to be presented at the Fund’s Annual Meeting of Stockholders to be held in 2023 must be received by the Fund by December 19, 2022 in order to be included in the Fund’s proxy statement and proxy relating to that meeting and must satisfy the requirements of federal securities laws. In addition, stockholders seeking to nominate an individual for election to the Board of Directors, or seeking to propose other business (that is a proper matter for action by the stockholders) to be considered by the stockholders at an annual meeting of stockholders, must provide timely notice of the proposal in a signed writing addressed to the Secretary of the Fund.

Derval Murray
Secretary

Dated: April 19, 2022

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PO Box 211230, Eagan, MN 55121-9984

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and have the proxy card at hand.
2. Go to www.proxyvotenow.com/irl
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free 855-276-6786
3. Follow the simple instructions.

↓ **Please detach at perforation before mailing.** ↓

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Sean Hawkshaw and Derval Murray and each of them, in-fact and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all stock of the Fund standing in the name of the undersigned at the close of business on April 14, 2022 (the "Record Date"), at the Annual Meeting of Stockholders to be held solely by audio teleconference, on Tuesday, June 14, 2022 at 2:00 p.m., Eastern Time, and at any adjournments or postponements thereof (the "Annual Meeting"), with all powers the undersigned would possess if then and there personally present (but without limiting the general authorization and power hereby given) to vote and act upon the following matters, (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Fund. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable — Sign in the box above

Date ______________________

Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and when more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100121-IRL-2022

The proxy statement for this meeting is available at www.newirelandfund.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ **Please detach at perforation before mailing.** ↓

This proxy is solicited on behalf of the Board of Directors. It will be voted as specified.
If no specification is made, this proxy shall be voted FOR the proposal. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgement.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

	FOR ALL	WITHHOLD ALL
1. Election of Director:		
(01) David Dempsey	☐	☐

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR PHONE. IF YOU VOTE BY INTERNET OR PHONE, YOU DO NOT NEED TO RETURN THIS CARD.

100121-IRL-2022